KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Joyce A. Mullen, Glynis A. Bryan, and Samuel C. Cowley her true and lawful attorneys−in−fact and agents, for her, and in her name, place, and stead, in any and all capacities (i) to sign the Insight Enterprises, Inc. Annual Report on Form 10−K for the fiscal year ended December 31, 2022, and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys−in−fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys−in−fact and agents, may lawfully do or cause to be done by virtue hereof. IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this ____ day of ________________, 2023. Catherine Courage February1st

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Certificate Of Completion

Envelope Id: BA7EDE15D7DF4E82A28E3D3BFA63AB3D		Status: Completed
Subject: Insight Power of Attorney Courage re Form 10-K FYE 12.31.22.docx		
Source Envelope:		
Document Pages: 1	Signatures: 1	Envelope Originator:
Certificate Pages: 1	Initials: 0	Catherine Courage
AutoNav: Enabled		1
EnvelopeId Stamping: Disabled		1, CA 1
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		catherine.courage@gmail.com
		IP Address: 20.236.201.102

Record Tracking

Status: Original 2/1/2023 8:37:08 PM	Holder: Catherine Courage catherine.courage@gmail.com	Location: DocuSign

Signer Events	Signature	Timestamp
Catherine Courage catherine.courage@gmail.com SVP, Customer Experience DocuSIgn Security Level: Email, Account Authentication (None)	Catherine Courage Signature Adoption: Pre-selected Style Using IP Address: 73.170.198.135	Sent: 2/1/2023 8:37:08 PM Viewed: 2/1/2023 8:37:55 PM Signed: 2/1/2023 8:38:24 PM Freeform Signing

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Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	2/1/2023 8:37:08 PM
Certified Delivered	Security Checked	2/1/2023 8:37:55 PM
Signing Complete	Security Checked	2/1/2023 8:38:24 PM
Completed	Security Checked	2/1/2023 8:38:24 PM

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